UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2023

Madison Square Garden Sports Corp.

(Exact name of registrant as specified in its charter)

Delaware	1-36900	47-3373056
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Penn Plaza, New York, NY	10121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 465-4111

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	MSGS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On December 11, 2023, Madison Square Garden Sports Corp. (the “Company”) held its annual meeting of stockholders. In accordance with the Company’s Amended and Restated Certificate of Incorporation, the Class A stockholders have one vote per share and the Class B stockholders have ten votes per share. The proposals are described in the Company’s proxy statement for the 2023 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on October 25, 2023. The final results for the votes regarding each proposal are set forth below.

1.	The Company’s Class A stockholders elected the five directors listed below to the Board of Directors. The votes regarding this proposal were as follows:

	For	Withheld	Broker Non-Votes
Joseph M. Cohen	13,038,735	2,753,453	2,057,699
Richard D. Parsons	10,039,079	5,753,109	2,057,699
Nelson Peltz	10,093,271	5,698,917	2,057,699
Ivan Seidenberg	13,018,479	2,773,709	2,057,699
Anthony J. Vinciquerra	13,005,039	2,787,149	2,057,699

The Company’s Class B stockholders elected the thirteen directors listed below to the Board of Directors. The votes regarding this proposal were as follows:

	For	Withheld	Broker Non-Votes
James L. Dolan	45,295,170	0	0
Charles F. Dolan	45,295,170	0	0
Charles P. Dolan	45,295,170	0	0
Marianne Dolan Weber	45,295,170	0	0
Paul J. Dolan	45,295,170	0	0
Quentin F. Dolan	45,295,170	0	0
Ryan T. Dolan	45,295,170	0	0
Thomas C. Dolan	45,295,170	0	0
Andrew Lustgarten	45,295,170	0	0
Stephen C. Mills	45,295,170	0	0
Alan D. Schwartz	45,295,170	0	0
Brian G. Sweeney	45,295,170	0	0
Vincent Tese	45,295,170	0	0

2.

The Company’s Class A stockholders and Class B stockholders, voting together as a single class, ratified the appointment of the Company’s independent registered public accounting firm for the 2024 fiscal year. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
63,078,068	34,621	32,368	0

3.

The Company’s Class A stockholders and Class B stockholders, voting together as a single class, approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
60,607,097	410,949	69,312	2,057,699

The foregoing non-binding, advisory vote on Proposal 3 included the affirmative vote of a majority of the shares of the Company’s Class A common stock that were voted on the matter and a majority of the Company’s shares of Class B common stock that were voted on the matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MADISON SQUARE GARDEN SPORTS CORP. (Registrant)

By:	/s/ Mark C. Cresitello
Name: Mark C. Cresitello
Title: Senior Vice President, Associate General Counsel & Secretary

Dated: December 12, 2023